UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

On January 26, 2021, Cellerate, LLC (“Cellerate”), a wholly owned subsidiary of Sanara MedTech Inc., entered into a Second Amendment of Sublicense Agreement (the “Second Amendment”) with CGI Cellerate RX, LLC (the “Sublicensor”), which amends the Sublicense Agreement, dated August 27, 2018 (the “Sublicense Agreement”), as amended by the First Amendment of Sublicense Agreement, dated May 31, 2019 (the “First Amendment”, and together with the Sublicense Agreement and the Second Amendment, the “Amended Sublicense Agreement”).

The Second Amendment extends the term of the Sublicense Agreement to May 17, 2050 (the “Expiration Date”) and provides for automatic year-to-year renewal terms thereafter so long as Cellerate’s Net Sales (as defined in the Sublicense Agreement) each year are equal to or in excess of $1.0 million. Pursuant to the Second Amendment, if Cellerate’s Net Sales fall below $1.0 million for any year after the Expiration Date, the Sublicensor will have the right to terminate the Sublicense Agreement upon written notice to Cellerate.

The foregoing description of the Amended Sublicense Agreement does not purport to be complete and is qualified in its entirety by reference to the Sublicense Agreement, the First Amendment and the Second Amendment, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Sublicense Agreement, dated August 27, 2018, between Cellerate, LLC, as Sublicensee, and CGI Cellerate RX, LLC, as Sublicensor.
10.2	First Amendment of Sublicense Agreement, dated May 31, 2019, between Cellerate, LLC, as Sublicensee, and CGI Cellerate RX, LLC, as Sublicensor.
10.3	Second Amendment of Sublicense Agreement, dated January 26, 2021, between Cellerate, LLC, as Sublicensee, and CGI Cellerate RX, LLC, as Sublicensor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date: February 1, 2021	By:	/s/ Michael D. McNeil
	Name:	Michael D. McNeil
	Title:	Chief Financial Officer